2020-2021

Capital Estimates | Budget de capital

New Nouveau Brunswick

Capital Estimates 2020 -2021

Published by:
Department of Finance and Treasury Board
Province of New Brunswick
P.O. Box 6000
Fredericton, New Brunswick
E3B 5H1
Canada

Internet: www.gnb.ca/0024/index-e.asp

December 2019

Cover:
Service New Brunswick (GS 9996)

Printing and Binding:
Printing Services, Service New Brunswick

ISBN 978-1-4605-1904-2

ISSN 0845-6372

Printed in New Brunswick

Budget de capital 2020 -2021

Publié par :
Ministère des Finances et du Conseil du Trésor
Province du Nouveau-Brunswick
Case postale 6000
Fredericton (Nouveau-Brunswick)
E3B 5H1
Canada

Internet : www.gnb.ca/0024/index-f.asp

décembre 2019

Couverture :
Service Nouveau-Brunswick (SG 9996)

Imprimerie et reliure :
Services d'imprimerie, Service Nouveau-Brunswick

ISBN 978-1-4605-1904-2

ISSN 0845-6372

Imprimé au Nouveau-Brunswick

Think Recycling! Pensez à recycler!

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2020-2021

TABLE OF CONTENTS / TABLE DES MATIERES

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2019-2020 ESTIMATE / PRÉVISIONS	2019-2020 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2020-2021 ESTIMATE / PRÉVISIONS
300	300	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	300
1,599	1,599	Education and Early Childhood Development / Éducation et Développement de la petite enfance	400
1,000	1,000	Environment and Local Government / Environnement et Gouvernements locaux	1,000
23,000	23,000	Health / Santé	24,000
6,575	1,550	Natural Resources and Energy Development / Ressources naturelles et Développement de l'énergie	5,528
2,000	2,000	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	2,000
47,800	47,800	Regional Development Corporation / Société de développement régional	40,000
12,000	12,000	Social Development / Développement social	12,000
12,945	11,945	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	10,120
493,377	467,823	Transportation and Infrastructure / Transports et Infrastructure	503,834
600,596	569,017	TOTAL - CAPITAL EXPENDITURES / TOTAL - DÉPENSES EN CAPITAL	599,182

Note: / Remarque:

The capital construction and capital improvement expenditures for government departments are voted under the Public Works and Infrastructure program in the Department of Transportation and Infrastructure. / Les dépenses relatives aux installations permanentes et à l'amélioration des biens immobiliers sont votées dans le cadre du programme Travaux publics et infrastructure du ministère des Transports et de l'Infrastructure.

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

(In thousands of dollars / En milliers de dollars)

2019-2020 ESTIMATE / PREVISIONS	2019-2020 REVISED / REVISEES	PROGRAM / PROGRAMME	2020-2021 ESTIMATE / PREVISIONS
100	100	Capital Equipment / Biens d'équipement	100
200	200	Strategic Infrastructure / Infrastructure stratégique	200
300	300	TOTAL	300

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

(In thousands of dollars / En milliers de dollars)

CAPITAL EQUIPMENT		BIENS D'EQUIPEMENT
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To replace research and scientific equipment.		Pour le remplacement des équipements de recherche et du matériel scientifique.
TOTAL	100	TOTAL
STRATEGIC INFRASTRUCTURE		INFRASTRUCTURE STRATEGIQUE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide capital investments in strategic infrastructure projects to support the continued development of the agriculture, aquaculture and fisheries sectors.		Fournir des investissements en capital pour des projets d'infrastructure stratégique afin d'appuyer le développement continu des secteurs de l'agriculture, de l'aquaculture et des pêches.
TOTAL	200	TOTAL
TOTAL - TO BE VOTED	300	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

(In thousands of dollars / En milliers de dollars)

2019-2020 ESTIMATE / PREVISIONS	2019-2020 REVISED / REVISEES	PROGRAM / PROGRAMME	2020-2021 ESTIMATE / PREVISIONS
1,599	1,599	Public Schools - Capital Equipment / Écoles publiques - Biens d'équipement	400
1,599	1,599	TOTAL	400

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

(In thousands of dollars / En milliers de dollars)

PUBLIC SCHOOLS - CAPITAL EQUIPMENT / ECOLES PUBLIQUES - BIENS D'EQUIPEMENT

PROGRAM OBJECTIVES

To equip schools in concert with the capital construction program.

OBJECTIFS DU PROGRAMME

Equiper les écoles en fonction du programme de construction d'immobilisations.

TOTAL	400	TOTAL
TOTAL - TO BE VOTED	400	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT / MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

(In thousands of dollars / En milliers de dollars)

2019-2020 ESTIMATE / PREVISIONS	2019-2020 REVISED / REVISEES	PROGRAM / PROGRAMME	2020-2021 ESTIMATE / PREVISIONS
1,000	1,000	Local Service Districts / Districts de services locaux	1,000
1,000	1,000	TOTAL	1,000

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT / MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

(In thousands of dollars / En milliers de dollars)

LOCAL SERVICE DISTRICTS / DISTRICTS DE SERVICES LOCAUX

PROGRAM OBJECTIVES

To assist local service districts in the purchase of emergency equipment, construction and repair of fire halls as well as repairs to community centers and recreation facilities.

OBJECTIFS DU PROGRAMME

Aider les districts de services locaux à se procurer de l'équipement d'urgence, à construire et réparer les postes d'incendie et à réparer les centres communautaires et les installations de loisir.

TOTAL	1,000	TOTAL
TOTAL - TO BE VOTED	1,000	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

(In thousands of dollars / En milliers de dollars)

2019-2020 ESTIMATE / PREVISIONS	2019-2020 REVISED / REVISEES	PROGRAM / PROGRAMME	2020-2021 ESTIMATE / PREVISIONS
23,000	23,000	Public Hospitals - Capital Equipment / Hôpitaux publics - Biens d'équipement	24,000
23,000	23,000	TOTAL	24,000

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

(In thousands of dollars / En milliers de dollars)

PUBLIC HOSPITALS - CAPITAL EQUIPMENT

PROGRAM OBJECTIVES

To equip hospitals in concert with the hospital construction program and fund replacement equipment valued in excess of five thousand dollars.

HOPITAUX PUBLICS - BIENS D'EQUIPEMENT

OBJECTIFS DU PROGRAMME

Equiper les hôpitaux en fonction du programme de construction d'hôpitaux et financer l'équipement de remplacement évalué à plus de cinq mille dollars.

TOTAL	24,000	TOTAL
TOTAL - TO BE VOTED	24,000	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF NATURAL RESOURCES AND ENERGY DEVELOPMENT /
MINISTÈRE DES RESSOURCES NATURELLES ET DU DÉVELOPPEMENT DE L'ÉNERGIE

(In thousands of dollars / En milliers de dollars)

2019-2020 ESTIMATE / PREVISIONS	2019-2020 REVISED / REVISEES	PROGRAM / PROGRAMME	2020-2021 ESTIMATE / PREVISIONS
325	100	Mine Reclamation / Remise en état de mines	1,150
4,000	700	Musquash Watershed Infrastructure - Capital Improvements / Bassin hydrographique Musquash - Améliorations des biens immobiliers	3,628
750	750	Sentier NB Trail Infrastructure / Infrastructure du Sentier NB Trail	750
1,500	0	Land Purchase / Achat de terrains	0
6,575	1,550	TOTAL	5,528

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF NATURAL RESOURCES AND ENERGY DEVELOPMENT /
MINISTÈRE DES RESSOURCES NATURELLES ET DU DÉVELOPPEMENT DE L'ÉNERGIE

(In thousands of dollars / En milliers de dollars)

MINE RECLAMATION		REMISE EN ÉTAT DE MINES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide for reclamation work at mine sites		Assurer les travaux de remise en état subséquents à l'extraction minière.
TOTAL	1,150	TOTAL
MUSQUASH WATERSHED INFRASTRUCTURE - CAPITAL IMPROVEMENTS		BASSIN HYDROGRAPHIQUE MUSQUASH - AMELIORATIONS DES BIENS IMMOBILIERS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide for the betterment of the Musquash Watershed infrastructure.		Améliorer les infrastructures du bassin hydrographique Musquash.
TOTAL	3,628	TOTAL
SENTIER NB TRAIL INFRASTRUCTURE		INFRASTRUCTURE DU SENTIER NB TRAIL
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide for major repairs of Sentier NB Trail.		Réparations majeures du Sentier NB Trail.
TOTAL	750	TOTAL
TOTAL - TO BE VOTED	5,528	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

(In thousands of dollars / En milliers de dollars)

2019-2020 ESTIMATE / PREVISIONS	2019-2020 REVISED / REVISEES	PROGRAM / PROGRAMME	2020-2021 ESTIMATE / PREVISIONS
2,000	2,000	Deferred Maintenance Program / Programme d'entretien reporté	2,000
2,000	2,000	TOTAL	2,000

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

(In thousands of dollars / En milliers de dollars)

DEFERRED MAINTENANCE PROGRAM / PROGRAMME D'ENTRETIEN REPORTE

PROGRAM OBJECTIVES

Provides funding for capital maintenance improvements to New Brunswick universities.

OBJECTIFS DU PROGRAMME

Fournir un financement pour l'amélioration de l'entretien des immobilisations aux universités du Nouveau-Brunswick.

TOTAL	2,000	TOTAL
TOTAL - TO BE VOTED	2,000	TOTAL - A VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

(In thousands of dollars / En milliers de dollars)

2019-2020 ESTIMATE / PREVISIONS	2019-2020 REVISED / REVISEES	PROGRAM / PROGRAMME	2020-2021 ESTIMATE / PREVISIONS
5,000	5,000	Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée	10,000
4,500	4,500	Canada - New Brunswick New Building Canada Fund - Small Communities Fund / Canada - Nouveau-Brunswick Nouveau Fonds Chantiers Canada - Fonds des petites collectivités	2,500
38,300	38,300	Strategic Infrastructure Initiative / Initiative en matière d'infrastructure stratégique	27,500
47,800	47,800	TOTAL	40,000

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

(In thousands of dollars / En milliers de dollars)

CANADA - NEW BRUNSWICK INTEGRATED BILATERAL AGREEMENT / CANADA - NOUVEAU-BRUNSWICK ENTENTE BILATÉRALE INTÉGRÉE

PROGRAM OBJECTIVES

To provide funding for the provincial contribution to the Canada - New Brunswick Integrated Bilateral Agreement.

OBJECTIFS DU PROGRAMME

Financer la contribution du gouvernement provincial au Canada - Nouveau-Brunswick Entente bilatérale intégrée.

TOTAL	10,000	TOTAL

CANADA - NEW BRUNSWICK NEW BUILDING CANADA FUND - SMALL COMMUNITIES FUND / CANADA - NOUVEAU-BRUNSWICK NOUVEAU FONDS CHANTIERS CANADA - FONDS DES PETITES COLLECTIVITES

PROGRAM OBJECTIVES

To provide funding for the Province's contribution to the Canada - New Brunswick New Building Canada Fund - Small Communities Fund.

OBJECTIFS DU PROGRAMME

Financer la contribution du gouvernement provincial au Canada - Nouveau-Brunswick Nouveau Fonds Chantiers Canada - Fonds des petites collectivités.

TOTAL	2,500	TOTAL

STRATEGIC INFRASTRUCTURE INITIATIVE / INITIATIVE EN MATIERE D'INFRASTRUCTURE STRATEGIQUE

PROGRAM OBJECTIVES

To provide capital investments in strategic infrastructure projects in order to support economic development and create conditions for long-term job growth.

OBJECTIFS DU PROGRAMME

Fournir des investissements en capital pour des projets d'infrastructure stratégique afin d'appuyer le développement économique et de créer les conditions nécessaires pour une croissance de l'emploi à long terme.

TOTAL	27,500	TOTAL
TOTAL - TO BE VOTED	40,000	TOTAL - A VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL

(In thousands of dollars / En milliers de dollars)

2019-2020 ESTIMATE / PREVISIONS	2019-2020 REVISED / REVISEES	PROGRAM / PROGRAMME	2020-2021 ESTIMATE / PREVISIONS
9,000	9,000	Nursing Home Services - Capital Improvements / Services des foyers de soins - Améliorations des biens immobiliers	9,000
3,000	3,000	Nursing Home Services - Capital Maintenance / Services des foyers de soins - Entretien	3,000
12,000	12,000	TOTAL	12,000

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL

(In thousands of dollars / En milliers de dollars)

NURSING HOME SERVICES - CAPITAL IMPROVEMENTS		SERVICES DES FOYERS DE SOINS - AMÉLIORATIONS DES BIENS IMMOBILIERS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide funding to complete planned improvements to Nursing Homes.		Fournir un financement pour mener à bien les améliorations planifiées dans les foyers de soins.
TOTAL	9,000	TOTAL
NURSING HOME SERVICES - CAPITAL MAINTENANCE		**SERVICES DES FOYERS DE SOINS - ENTRETIEN**
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide funding for unplanned capital maintenance for Nursing Homes.		Fournir un financement pour couvrir les coûts d'entretien imprévus dans les foyers de soins.
TOTAL	3,000	TOTAL
TOTAL - TO BE VOTED	12,000	TOTAL - A VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE

MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

(In thousands of dollars / En milliers de dollars)

2019-2020 ESTIMATE / PREVISIONS	2019-2020 REVISED / REVISEES	PROGRAM / PROGRAMME	2020-2021 ESTIMATE / PREVISIONS
2,590	2,590	Capital Improvements / Amélioration des installations	5,575
10,355	9,355	Strategic Infrastructure / Infrastructure stratégique	4,545
12,945	11,945	TOTAL	10,120

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

(In thousands of dollars / En milliers de dollars)

CAPITAL IMPROVEMENTS		AMELIORATION DES INSTALLATIONS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To carry out improvements to provincial parks, attractions and heritage sites as well as visitor information centres.		Améliorer les installations de parcs provinciaux, d'attractions, de sites patromoniaux et de centres d'information aux visiteurs.
TOTAL	5,575	TOTAL
STRATEGIC INFRASTRUCTURE		INFRASTRUCTURE STRATÉGIQUE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide capital investments in strategic infrastructure projects.		Fournir des investissements en capital pour des projets d'infrastructure stratégique.
TOTAL	4,545	TOTAL
TOTAL - TO BE VOTED	10,120	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

2019-2020 ESTIMATE / PREVISIONS	2019-2020 REVISED / REVISEES	PROGRAM / PROGRAMME	2020-2021 ESTIMATE / PREVISIONS
43,960	38,448	Bridges / Ponts	44,380
168,550	166,793	Highways / Routes	137,590
10,000	10,767	Municipal Designated Highway Program / Programme d'amélioration des routes provinciales désignées dans les municipalités	10,000
52,575	47,139	Federal-Provincial Cost-Shared Program / Programme fédéral-provincial à frais partagés	87,315
14,000	14,135	Vehicle Management Agency / Agence de gestion des véhicules	15,000
204,292	190,541	Public Works and Infrastructure / Travaux publics et infrastructure	209,549
493,377	467,823	TOTAL	503,834

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE / MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

BRIDGES		PONTS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide for the construction of bridges, ferries and ferry landings.		Permettre la construction de ponts, de traversiers et de débarcadères.
TOTAL	44,380	TOTAL
HIGHWAYS		ROUTES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide for the construction and upgrading of highways.		Permettre la construction et la réfection de routes.
TOTAL	137,590	TOTAL
MUNICIPAL DESIGNATED HIGHWAY PROGRAM		PROGRAMME D'AMELIORATION DES ROUTES PROVINCIALES DESIGNEES DANS LES MUNICIPALITÉS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide for capital work on provincially designated highways within municipalities.		Fournir un financement pour l'exécution de travaux d'immobilisations sur les routes provinciales désignées dans les municipalités.
TOTAL	10,000	TOTAL
FEDERAL-PROVINCIAL COST-SHARED PROGRAM		PROGRAMME FEDERAL-PROVINCIAL A FRAIS PARTAGES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide funding for federal-provincial cost-shared projects for the construction and upgrading of highways and bridges.		Fournir un financement pour la réalisation de projets fédéraux-provinciaux à frais partagés en vue de la construction et de l'amélioration de routes et de ponts.
TOTAL	87,315	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE / MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

VEHICLE MANAGEMENT AGENCY		AGENCE DE GESTION DES VEHICULES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide for the purchase of vehicles and equipment for the various departments of the government of New Brunswick.		Assurer l'acquisition de véhicules et d'équipements pour les différents ministères du gouvernement du Nouveau-Brunswick.
TOTAL	15,000	TOTAL
PUBLIC WORKS AND INFRASTRUCTURE		TRAVAUX PUBLICS ET INFRASTRUCTURE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide planning, design and construction services. (see Appendix A for additional details)		Offrir des services de planification, de conception et de construction. (voir l'annexe A pour plus de détails)
PROGRAM COMPONENTS		**ELEMENTS DU PROGRAMME**
CAPITAL ADMINISTRATION	2,900	GESTION DES IMMOBILISATIONS
Administration of capital construction, improvement and renovation projects.		Administration des projets de construction, d'amélioration et de rénovation.
CAPITAL CONSTRUCTION	140,274	INSTALLATIONS PERMANENTES
Planning, design and construction services for public works and infrastructure.		Services de planification, de conception et de construction d'immeubles publics et de l'infrastructure.
CAPITAL IMPROVEMENTS	66,375	AMÉLIORATIONS DES BIENS IMMOBILIERS
Planning, design and construction services for projects involving the improvement and renovation of provincial infrastructure.		Services de planification, de conception et de construction pour l'amélioration et la rénovation de l'infrastructure provinciale.
TOTAL	209,549	TOTAL
TOTAL - DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE	503,834	TOTAL - MINISTERE DES TRANSPORTS ET DE L'INFRASTRUCTURE
Less amounts authorized by law	36,036	Moins crédits autorisés par la loi
TOTAL - TO BE VOTED	467,798	TOTAL - A VOTER

APPENDIX A: PUBLIC WORKS AND INFRASTRUCTURE / ANNEXE A : TRAVAUX PUBLICS ET INFRASTRUCTURE
COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE / MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

2019-2020 ESTIMATE / PREVISIONS	2019-2020 REVISED / REVISEES		2020-2021 ESTIMATE / PREVISIONS
		PROGRAM COMPONENTS / ÉLÉMENTS DU PROGRAMME	
2,900	3,500	Capital Administration / Gestion des immobilisations	2,900
		Capital Construction / Installations permanentes	
700	700	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	700
40,293	41,984	Education and Early Childhood Development / Education et Développement de la petite enfance	50,185
91,760	71,454	Health / Santé	78,872
7,614	8,305	Service New Brunswick / Service Nouveau-Brunswick	3,767
11,000	11,128	Transportation and Infrastructure / Transports et Infrastructure	6,750
151,367	133,571	Total Capital Construction / Total des installations permanentes	140,274
		Capital Improvements / Améliorations des biens immobiliers	
18,350	18,946	Education and Early Childhood Development / Education et Développement de la petite enfance	20,000
9,000	10,866	Health / Santé	21,000
50	50	Legislative Assembly / Assemblée législative	50
4,100	4,121	Post-Secondary Education, Training and Labour / Education postsecondaire, Formation et Travail	4,100
375	375	Public Safety / Sécurité publique	0
18,150	19,112	Transportation and Infrastructure / Transports et Infrastructure	21,225
50,025	53,470	Total Capital Improvements / Total des améliorations des biens immobiliers	66,375
204,292	190,541	TOTAL - PUBLIC WORKS AND INFRASTRUCTURE / TOTAL - TRAVAUX PUBLICS ET INFRASTRUCTURE	209,549